SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                     Item 5

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2001


                              PHOTONICS CORPORATION

             (Exact name of registrant as specified in its charter)

         CALIFORNIA                       0-22514                 77-0102343
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                Suite 400, 12377 Merit Drive, Dallas, Texas    72152
                  (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code: 972-726-7473

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         On January 27, 2001, Mr. James T. Koo resigned as a member of the Board of Directors for both Photonics Corporation and its wholly owned subsidiary, REpipeline.com, Inc., a Deleware corporation.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               PHOTONICS CORPORATION

Date: May 30, 2001             By:  /s/  George Thomas Bailey
                                  -------------------------------------
                                  George Thomas Bailey
                                  President and Chief Executive Officer